UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026 (February 10, 2026)

CID HOLDCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42711	99-2578850
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5661 S Cameron St, Suite 100 Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303)-332-4122

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAIC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	DAICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 6, 2026, Edmund Nabrotzky, Chief Executive Officer of CID Holdco, Inc., a Delaware corporation (the “Company”), Charles Maddox, Chief Financial Officer of the Company, and Vijayan Nambiar, Chief Technology Officer of the Company loaned the Company an aggregate of Two Hundred Eight Thousand Dollars ($208,000.00) and may make additional loans to the Company up to an aggregate amount (including amounts already extended by the Executive Officers) of up to Six Hundred Thousand Dollars ($600,000.00) (collectively, the “Executive Loans”). The Executive Loans have been made, or will be made, on the terms and conditions of an unsecured, subordinated promissory note (the “Executive Notes”). The Executive Notes will accrue interest at a rate of seven and one-half percent (7.5%) per annum will be paid in quarterly installments on July 1, 2026 , October 1, 2026 and a final payment by December 31, 2026. All of the Company’s obligations and payments under the Executive Notes are subordinated to the Company’s obligations under the Loan Agreement with J.J. Astor & Co.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 “Entry into a Material Definitive Agreement” relating to the issuance of the Executive Loans and Executive Notes are incorporated by reference in its entirety.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 5, 2026, the Company, received deficiency notices from the Nasdaq Listing Qualifications staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that for the last 30 consecutive business days the Company’s securities (i) have not maintained the minimum bid price of at least $1 per share required by the continued listing requirements of Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Notice”), and (ii) have not maintained the minimum Market Value of Listed Securities (MVLS) of $50,000,000 required by the continued listing requirements of Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Notice”). The MVLS Notice also noted that the Company does not meet the minimum total assets and total revenue requirements of at least $50 million each for the most recently completed fiscal year or two of the three most recently completed fiscal years required by the continued listing requirements of Nasdaq Listing Rule 5450(b)(3)(A). On February 10, 2026, the Company received another deficiency notice from Nasdaq notifying the Company that for the last 30 consecutive business days the Company’s securities have not maintained a minimum market value of their publicly held shares of $15.0 million pursuant to Nasdaq Listing Rule 5450(b)(2)(C) (the “MVPHS Notice” and together with the Minimum Bid Price Notice and the MVLS Notice, the “Notices”). The Notices have no immediate effect on the listing of the Company’s common stock on the Nasdaq Global Market.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A) and 5810(c)(3)(C), the Company has 180 calendar days, or until August 4, 2026 (the “Minimum Bid Price and MVLS Compliance Date”), to regain compliance with each of (i) the minimum bid price requirement by having the Company’s bid price close at $1 per share or more for a minimum of 10 consecutive business days before the Compliance Date, and (ii) the minimum market value of listed securities (“MVLS”) of $50,000,000, subject in each case, to the Staff’s discretion to extend this period under Nasdaq Listing Rule 5810(c)(3)(H). Additionally, in accordance with Nasdaq Listing Rule 5810(c)(3)(D) the Company has 180 calendar days, or until August 10, 2026 (the “MVPHS Compliance Date” and together with the Minimum Bid Price and MVLS Compliance Date, each a “Compliance Date”), to regain compliance with the MVPHS requirement. If the Company does not regain compliance with minimum bid price requirements by the Minimum Bid Price and MVLS Compliance Date, the Company may be eligible for an additional 180-day period to regain compliance, provided that on the Compliance Date the Company has submitted an application to transfer to the Nasdaq Capital Market (along with the payment of all applicable fees) and regained compliance with the applicable MVLS and MVPHS requirements for continued listing and all other applicable standards for initial listing on the Nasdaq Capital Market (except the bid price requirement) based on the Company’s most recent public filings and market information and notifies Nasdaq of its intent to cure this deficiency. However, if it appears to the Staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible for the second compliance period, and the Company does not regain compliance by the Compliance Date, the Staff will provide written notification that the Company’s common stock is subject to delisting. Additionally, if the Company does not regain compliance with MVLS and MVPHS requirements by the applicable Compliance Date, the Staff will provide written notification that the Company’s common stock is subject to delisting and the Company may consider submitting an application to transfer to the Nasdaq Capital Market (along with the payment of all applicable fees). At such time, the Company may appeal any delisting determination to a hearings panel pursuant to the procedures set forth in the applicable Nasdaq listing rules. However, there can be no assurance that, if the Company receives a delisting notice and appeals the delisting determination by Nasdaq to the panel, such appeal would be successful.

The Company intends to actively monitor the bid price of its common stock between now and the applicable Compliance Date and, as appropriate, plans to evaluate available options to resolve the deficiencies and regain compliance with the minimum bid price requirement, MVLS requirement and MVPHS requirement. Each deficiency discussed in the Notices is a separate and unrelated deficiency, and either deficiency, if not cured by the Compliance Date, could be a basis for the delisting of the Company’s common stock.

Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. federal securities laws. These statements include, but are not limited to, statements regarding the Company’s intentions regarding regaining compliance with the minimum bid price requirements of The Nasdaq Stock Market LLC. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, including those related to the Company’s business, market conditions, regulatory and other developments, including with respect to the claims. These factors could cause actual results to differ materially from those expressed or implied by the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CID Holdco, Inc.

Date: February 11, 2026	By:	/s/ Charles Maddox
Charles Maddox
Chief Financial Officer

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